UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 12,2021

(Date of earliest event reported)

NUNZIA PHARMACEUTICAL COMPANY

(Exact name of registrant as specified in its charter)

Utah (State or other jurisdiction of incorporation or organization)	87-0442090 (I.R.S. Employer Identification No.)
1627 West 14th Street, Long Beach, California	90813
(Address of principal executive offices)	(Zip Code)

(714) 609 9117

(Registrant’s telephone number, including area code)

                                                                                    N/A

(Former name, former address and former fiscal year)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Section 1 - Registrant’s Business and Operations Item 1.01 Entry into a Material Definitive Agreement.

On  April  12,  2021,  Global  Wholehealth  Partners  Corporation  (the  “Company”)  entered  into  a  Mutual  Sales  and  Marketing  Agreement (“Agreement”) with Nunzia Pharmaceutical Inc. (“Nunzia”). Under the terms of the Agreement, each company has mutual abilities to share their products for sell under nonexclusive but favorable conditions and prices. The duration of the agreement is for an initial period of five years commencing on April 12, 2021.

The Company agreed to issue 5,000,000 shares of its restricted common stock to Nunzia and Nunzia agreed to issue 5,000,000 shares of its restricted common stock to the Company.

A copy of the agreement is furnished as Exhibit 10.1

Section 9 – Financial Statement and Exhibits Item

9.01 Financial Statements and Exhibits.

Exhibit No.        Document Location                                                                                                 Location

10.1                     Mutual Sales and Marketing Agreement between Global Wholehealth                Filed Herewith

                           Partners Corporation and Nunzia Pharmaceutical Inc., dated April 12,

                           2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUNZIA PHARMACEUTICAL COMPANY

By: /s/ Michael Mitsunaga
Michael Mitsunaga President

Dated: April 19,2021

DocuSign Envelope ID: 344AACEF-5626-4952-804A-3B7ECCF3E587 9497192748 #4513 P 1/ 2

Mutual Sales and Marketing Agreement

This agreement is by made between Global WholeHealth Partners Corp, a Nevada Corporation located at 2227 Avenida Oliva, San Clemente, CA 92673, a public company, symbol (OTC:GWHP) and Nunzia Pharmaceutical Inc. a Utah corporation located at 1627 W 14th St, Long Beach, CA 90813, a public company, symbol (OTC:NUNZ).

Conditions
This agreement sets forth terms and conditions on the mutual abilities for each company to share their products for sell under nonexclusive but favorable conditions and prices. Giving each company a priority to the other company's new products at special mutual discounts, and to assist in this Sale and Marketing partnership are the conditions of this agreement.

Terms:
This agreement is to be for 5 years and will automatically renew for an additional 5 years, if not voided. This agreement can be void by either party with a 90 day notice in writing. The automatic cancelation of this agreement are for the following reasons:

1. Bankruptcy by either party
2. SEC violations by either party
3. Change in management that is not agreeable by the other party
4. No sales for a period of 2 years by either company's products

The consummation of this agreement is defined by each company transferring shares of its common stock to the other company. The parties hereby agree to transfer 5,000,000 shares of each company's common stock to the other. Global WholeHealth Partners Corp will transfer 5,000,000 of common restricted shares to the name of Nunzia Pharmaceutical Inc; whereas Nunzia Pharmaceutical Inc. will transfer 5,000,000 shares of its common restricted shares to Global WholeHealth Partners Corp.

The transfer of shares is a like for like transfer.

Global WholeHealth Partners Corp.

By: [signature]

F. Rene Álvarez 04/12/21

Nunzi Pharmaceutical Inc.

By: DocuSigned by: Michael Mitsunaga 2F47815B9254470...

Michael Mitsunaga 04/12/21